EXHIBIT 10.7

SCHEDULE OF UNIT OPTION AGREEMENTS
dated October 28, 2004

The following have executed Unit Option Agreements substantially in the form of the agreement attached as Exhibit 10.6 (the “Exhibit”) to the Valero L.P. Form 10-Q for the quarter ended September 30, 2004.

Curtis V. Anastasio
Steven A. Blank
James R. Bluntzer
Rodney L. Reese
Jerry D. McVicker

The following information sets forth the material details in which the Unit Option Agreements described in this Schedule differ from the Exhibit.

Named Executive Officer	Number of Options
Curtis V. Anastasio	9,625
Steven A. Blank	6,875
James R. Bluntzer	2,475
Rodney L. Reese	2,400
Jerry D. McVicker	2,400